UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — March 30, 2020

ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 East Wacker Drive, Suite 2400 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 827-2800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005 per share	ENV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2020, the Board of Directors (the “Board”) of Envestnet, Inc. (“Envestnet”) appointed William Crager, Interim Chief Executive Officer and President of Envestnet and Chief Executive, Envestnet Wealth Solutions, to serve as Envestnet’s Chief Executive Officer and a member of the Board effective as of March 30, 2020. Mr. Crager has served as Interim Chief Executive Officer of Envestnet since October 2019 and as President of Envestnet since 2002. Additionally, on March 30, 2020, the Board appointed Stuart DePina, Chief Executive, Envestnet Data & Analytics, to serve as Envestnet’s President. Mr. DePina has served as Chief Executive, Envestnet Data & Analytics since February 2019. Prior to that, he was President of Envestnet | Tamarac since Envestnet acquired Tamarac in 2012, and was Chief Executive Officer of Tamarac from 2007 until Tamarac was acquired by Envestnet.

There were no arrangements or understandings between Mr. Crager or Mr. DePina and any other person pursuant to which Mr. Crager or Mr. DePina were selected as an officer. Neither Mr. Crager nor Mr. DePina has any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In addition, in connection with these leadership changes, the Board appointed James Fox to serve as Chairman of Envestnet’s Board of Directors and Charles Roame to serve as Vice Chairman of Envestnet’s Board of Directors.

Item 8.01	Other Events.

On March 30, 2020, Envestnet issued a press release announcing the leadership changes disclosed above under Item 5.02. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated March 30, 2020

104.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVESTNET, INC.

By:	/s/ Peter D’Arrigo
Name: Peter D’Arrigo
Title: Chief Financial Officer

Date: March 30, 2020